Exhibit 99.8

GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.

Student Loan Servicing Agreement

This agreement (this “Agreement”) is made as of October 1, 2005, between GREAT LAKES EDUCATIONAL LOAN SERVICES, INC. (“Great Lakes”) and GOAL CAPITAL FUNDING TRUST, a Delaware statutory trust (the “Lender”) for which Wilmington Trust Company serves as Delaware trustee, as beneficial owner of loans legal title to which will be held by JPMorgan Chase Bank, N.A., as eligible lender trustee (the “Eligible Lender Trustee”), Lender #834226, and which is an eligible institution engaged in providing loans (“Loans”) to students and parents under Title IV, Part B, of the Higher Education Act of 1965, as amended (the “Act”).

WITNESSETH:

Whereas, Great Lakes has established a program for servicing Loans under the Act; and

Whereas, the Lender desires that Great Lakes service Loans that are purchased by the Lender and that are covered by the Act, according to the terms and conditions set forth herein.

Now, therefore, in consideration of the promises and the terms and conditions set forth herein, the Lender agrees as follows:

1. Loans To Be Serviced. Great Lakes and the Lender agree that Great Lakes shall service all Loans covered by the Act that are made or purchased by the Lender, that are guaranteed by Great Lakes Higher Education Guaranty Corporation (“GLHEGC” or the “Guarantor”) and that are submitted to Great Lakes by the Lender and accepted by Great Lakes for servicing.

2. Great Lakes’ Duties as Servicer.

(a) Great Lakes, as servicer of the Loans, shall perform all of the Lender’s obligations as holder of the Loans as required by the Act and all regulations issued by the U.S. Department of Education (the “Department”) or by the Guarantor to implement the Act. Great Lakes shall have full power to sign and act on the Lender’s behalf as the Lender’s agent in all transactions with borrowers serviced hereunder. The Lender does hereby authorize, constitute and appoint Great Lakes on its behalf and as its attorney-in-fact to endorse those promissory notes for which a claim has been filed with the Guarantor. Great Lakes will carry out its responsibilities hereunder in a diligent and lawful manner.

(b) Great Lakes shall complete all forms and reports required by the Department and by GLHEGC.

(c) Great Lakes shall prepare a “Lender’s Interest and Special Allowance Request and Report-LaRS” to be used in billing the Department for interest and the special allowance for all eligible Loans on a quarterly basis. Great Lakes agrees to submit the electronic report to the Department within 30 days following the last day of each calendar quarter (March 31, June 30, September 30, December 31).

Great Lakes shall accrue and capitalize interest on those Loans not eligible for interest subsidy.

(d) Great Lakes shall verify the current status of all borrowers not less often than annually through direct contact with each borrower to ensure correct account information. Great Lakes shall also seek to verify the borrower’s status by direct or indirect contact with educational institutions.

(e) Great Lakes shall respond to all borrower inquiries in a prompt, courteous and thorough manner.

(f) When a Loan becomes due for repayment, Great Lakes shall prepare a payment schedule and disclosure statement and mail it to the borrower for signature(s). Prior to the first payment due date, repayment coupons will be prepared and sent to the borrower.

(g) Great Lakes shall collect when and as due and remit to the Lender all principal, interest, charges and fees (including late fees) owed by borrowers. Great Lakes shall post to each borrower’s account all payments of principal, interest and other charges. Cash receipts shall be remitted to the Lender daily via an ACH transfer initiated by Great Lakes the day after collection. In the event that Great Lakes services Loans that secure more than one series or class of bonds or other indebtedness of the Lender, Great Lakes will report all payment allocations separately by financing.

(h) Great Lakes shall provide reports via email to the Lender and the Eligible Lender Trustee of all monetary transactions, as well as periodic summary and account information as required in the “Lender Service Manual,” including such items as:

(1) Detailed periodic reports to support all cash transactions processed;

(2) Monthly portfolio summary reports and supporting data listings;

(3) A monthly listing of delinquent accounts; and

(4) A quarterly report of billings to the Department for interest and special allowances.

(i) Great Lakes shall automatically credit the Lender’s account whenever a borrower overpays an account by less than $5.00, and the Lender, at its discretion, can reimburse the borrower. When the overpayment is more than $5.00, Great Lakes shall remit the overpayment directly to the borrower. When a borrower’s balance owing is less than $10.00, Great Lakes may, at its discretion, write off the balance.

(j) Great Lakes shall handle all required borrower contact functions and shall meet all servicing “due diligence” requirements, as that term is used under the Act and implementing regulations. Such functions include, for example, skip tracing, contacting delinquent borrowers, handling borrower requests for extensions or deferments, and preparing and processing claims, including death, disability, default, closed school, false certification and bankruptcy claims.

(k) Great Lakes agrees to prepare and submit all papers and documents necessary to strictly follow reimbursement procedures specified in “Common Manual: Unified Student Loan Policy” upon default of borrower and further agrees to promptly remit proceeds to the Lender upon receipt from the Guarantor.

3. Lender’s Responsibilities. The Lender agrees to promptly notify Great Lakes of any transactions involving the Lender and the borrower and/or changes in status or demographic data on any of its accounts if received from sources other than Great Lakes. The Lender specifically agrees to promptly notify Great Lakes of any bankruptcy action taken with respect to any Loan.

4. Fees. The Lender agrees to pay Great Lakes the fees established by Great Lakes from time to time for services rendered pursuant to this Agreement. The current fee schedule is attached to this Agreement as Schedule A. Increases or decreases in such schedule may be made from time to time; provided, however, that the Lender shall be given 60 days’ written notice prior to the effective date of any change in the fee schedule. Such effective date shall be the beginning of a calendar quarter (April 1, July 1, October 1, January 1). Statements for services rendered will be provided on a monthly basis and are payable upon receipt.

5. Liability. Great Lakes shall exercise care and due diligence in performing the services required by this Agreement. To the extent that Great Lakes is required to appear in, or is made a defendant in, any legal action or other proceeding commenced by a party other than the Lender with respect to any matter arising hereunder, the Lender shall indemnify and hold Great Lakes harmless from all loss, liability and expense (including reasonable attorneys’ fees), except for any loss, liability or expense arising out of or relating to Great Lakes’ acts or omissions with regard to the performance of services hereunder. Subject to Section 13 below, Great Lakes shall indemnify and hold the Lender harmless from all loss, liability and expense (including reasonable attorneys’ fees) arising out of or relating to Great Lakes’ acts or omissions with regard to the performance of services hereunder; provided, however, that Great Lakes shall not be liable in the performance of such services except for its negligence or misconduct; and, provided further, that in no event shall Great Lakes be responsible or liable for any consequential damages with respect to any matter whatsoever arising out of this Agreement.

Either party shall have the right to mitigate its liability under this Agreement by taking such actions as may be appropriate, including, but not limited to, reperformance.

If, within a twelve (12)-month period beginning on the date a claim is denied or would have been denied if filed timely, or a cure should be initiated pursuant to the terms of this Agreement, Great Lakes is unable to cure a Loan or to demonstrate that none of the stated reasons for claim denial is attributable to Great Lakes, Great Lakes will purchase the subrogated rights to collect on such Loan from the Lender. Upon payment by Great Lakes of the sum of the unpaid principal amount plus interest and special allowance foregone by the Lender at the applicable rate at the time of purchase, the Loan shall be considered a “Subrogated Loan” and shall no longer be considered a “Loan” as defined in this Agreement.

For any Subrogated Loan for which insurance is reinstated in accordance with the Guarantor’s policies, the Lender will pay Great Lakes an amount equal to the principal balance of the Subrogated Loan, including any unreinsured interest that may have been capitalized, insured accrued interest and special allowance collectible. After such payment, the subrogation right purchased by Great Lakes is void and such Loan shall be deemed a Loan subject to this Agreement and will no longer be a Subrogated Loan.

Except as to Loans originated by Great Lakes, Great Lakes does not assume, and acceptance for servicing shall not result in, any responsibility for the correctness or completeness of loan-related papers transmitted to Great Lakes as a part of or in conjunction with the commitment of any Loans to Great Lakes for servicing, and Great Lakes shall not be responsible for any procedural errors or omissions (including due diligence violations) that may have occurred prior to initiation of servicing of a Loan hereunder by Great Lakes.

6. Confidentiality. Information about each borrower furnished to Great Lakes hereunder is furnished upon the express condition that the information will be kept confidential by Great Lakes. All such information, except as may be otherwise required by statute, by court order or as may be necessary in Great Lakes’ reasonable judgment to the performance of the services required under this Agreement, shall be held in confidence by Great Lakes.

7. Examination of Records. The Lender or its designated representative may at any time during Great Lakes’ regular business hours examine, at the sole expense of the Lender, the records that Great Lakes maintains with respect to the Lender’s Loans.

8. Termination.

(a) This Agreement shall remain in full force and effect until terminated or modified as provided herein. This Agreement may be terminated only at the end of a calendar quarter (March 31, June 30, September 30, December 31), and only if written notice is given (i) by the Lender to Great Lakes at least 30 days prior to the end of a calendar quarter or (ii) by Great Lakes to the Lender at least 180 days prior to the end of a calendar quarter.

(b) In the event that this Agreement is terminated as provided in subsection (a) above, Great Lakes shall continue its full servicing until the date of termination and shall provide to the Lender a full set of periodic reports, adjusted through the date of termination. Great Lakes shall retain all notes, records and papers, as well as a copy of all computer-stored data relating to the Lender’s accounts as required by the Act. Great Lakes shall make available to the Lender on demand copies of all computer records relating to the Lender’s accounts. Such copies of the computer records will be provided and updated at the times desired by the Lender in order to facilitate a transfer to another servicing agent. The Lender agrees to pay Great Lakes the servicing removal fee identified on Schedule A. Upon the Lender’s request, Great Lakes may agree to provide servicing removal services beyond those identified in this Section. Such agreement between Great Lakes and the Lender shall include sufficient additional charges to cover Great Lakes’ costs. Great Lakes agrees that the Lender shall be entitled to injunctive relief to enforce the provisions of this subsection.

(c) The Lender shall be liable for all charges incurred for services performed pursuant to this Agreement up to the termination date.

(d) Great Lakes shall continue to be liable for all acts or failures to act that occur prior to termination (or the following loan transactions: sale or transfer to another lender, servicing transfer to the Lender or another servicer, purchase by the Guarantor or payment in full), but shall not be liable for post-termination activities, except that Great Lakes shall be obligated to remit to the Lender any collections received by Great Lakes subsequent to termination and to provide the reports and records herein required.

9. Amendments. Except as provided in Section 4, this Agreement may be amended by Great Lakes at any time upon 30 days’ written notice to the Lender, provided that the provisions of this Agreement shall at all times be consistent with the Act and applicable regulations. In the event of any such modification by Great Lakes, the Lender has 30 days in which to accept or reject the modification by notice in writing. In the event of rejection of a proposed modification, either party may exercise its right to terminate as provided in Section 8. In the event of termination for such reason, such modification shall not apply to the Lender.

10. Governing Law. This Agreement shall be interpreted under the laws of the State of Wisconsin.

11. No Implied Waiver. Any waiver or modification, expressed or implied, by Great Lakes or by the Lender of any breach of this Agreement shall not be construed to be a waiver of any such breach or any acquiescence thereto; nor shall any delay or omission by Great Lakes or by the Lender to exercise any right arising from any such breach affect or impair the respective party’s right to such breach or any future breach.

12. Arbitration. In the event that the parties hereto shall fail to agree regarding any provision of this Agreement, such disputes shall be resolved by arbitration procedures established by the American Arbitration Association by a panel of three neutral arbitrators who shall render a written opinion explaining the reasons for their award. The decision of any arbitrator under this paragraph shall be final and binding upon the parties.

13. Limitation of Liability. Great Lakes and the Lender recognize that Great Lakes’ lender servicing programs are separate and distinct from GLHEGC’s guarantee program. The Lender specifically agrees to look only to Great Lakes, in its capacity as a servicing agent, to satisfy any claims under this Agreement relating to its functions as servicing agent. The Lender specifically waives any claim under this Agreement against GLHEGC’s Guarantee Fund (as defined in 34 CFR § 682.410(a)(1)) and GLHEGC’s Federal Reserve Fund and Administrative Operating Fund and all other escrows required under the Act.

14. Assignment. The Lender may assign this Agreement to any affiliate and Great Lakes may assign this Agreement to any affiliate to which its FFELP lender servicing program is transferred in whole or substantial part. Except as provided herein, this Agreement may not be assigned without the prior consent of the non-assigning party, which shall not be unreasonably withheld.

Notwithstanding the foregoing, this Agreement has been made and entered into not only for the benefit of Great Lakes and the Lender but also for the benefit of the Trustee (as defined in Section 15 below) in connection with the financing of Loans; the Lender shall have the right to assign this Agreement to the Trustee, and, upon assignment, its provisions may be enforced not only by the parties to this Agreement but by the Trustee; the foregoing creates a permissive right on behalf of the Trustee, but if the Trustee takes an assignment of this Agreement, then the Trustee, to the extent of the trust corpus, shall fulfill the payment obligations of the Lender to Great Lakes as servicer under this Agreement, but the Trustee’s obligations shall be solely on behalf of and shall be limited to the trust corpus and the Trustee shall have no personal liability for such obligations. Upon such an assignment, this Agreement shall inure to the benefit of the Trustee and its successors and assigns. Without limiting the generality of the foregoing, all representations, covenants and agreements in this Agreement that expressly confer rights upon the Lender or the Eligible Lender Trustee shall be for the benefit of, and run directly to, the Trustee and the Trustee shall be entitled to rely on and enforce such representations, covenants and agreements to the same extent as if it were a party hereto.

15. Compliance with Lender Bond Documents. In the event that any Loans that the Lender delivers to Great Lakes for servicing hereunder constitute “Financed Student Loans” under the Indenture of Trust dated as of October 1, 2005 (the “Indenture”) among the Lender, the Eligible Lender Trustee and JPMorgan Chase Bank, N.A., as indenture trustee (the “Trustee”), are pledged in connection with, or constitute collateral under any similar indenture or loan agreement pledging or granting to any entity a security interest therein (all such Loans or other loans pledged to or held by a trustee or other entity are hereafter referred to as the “Pledged Education Loans”), Great Lakes agrees as follows:

(a) At the request of the Trustee or other pledgee of such Pledged Education Loans, Great Lakes will enter into a custodian agreement or other similar document, in form and substance reasonably acceptable to Great Lakes, the Lender and the Trustee or other pledgee, for the purpose of establishing a bailment with respect to any Pledged Education Loans pledged to the Trustee or other pledgee.

(b) Great Lakes shall hold all Pledged Education Loans and related documentation as bailee for and on behalf of the Trustee (or such other pledgee as may be applicable) for the Trustee’s intended purpose of perfecting the security or other interests of the Trustee or other pledgee therein.

(c) All sums received by Great Lakes with respect to Pledged Education Loans shall be held on behalf of the Trustee or other applicable pledgee, including, but not limited to, all payments of principal and interest and insurance or guarantee payments. All such funds shall be held in a segregated account (which may, however, contain funds belonging to other Great Lakes servicing customers, including Great Lakes affiliates) and shall not be commingled with any of Great Lakes’ other funds and shall be accounted for such that all such funds are identified separately from all other payments received by Great Lakes in respect of the servicing of loans. Any such amounts, if received by Great Lakes, shall be remitted only to the Trustee or other pledgee, and not to the Lender, unless otherwise directed by the Trustee or other applicable pledgee.

(d) If any Education Loans are Pledged Education Loans, all periodic reports required to be furnished pursuant to this Agreement shall be furnished to the Trustee.

(e) With respect to the servicing of any Pledged Education Loans on behalf of or for the benefit of the Trustee or any other applicable pledgee, no amendment, modification or addition to this Agreement shall be effective with respect to the Trustee or such other applicable pledgee without its written approval or consent or the direction of Trustee.

(f) Great Lakes waives any lien that it might have pursuant to statute or otherwise available at law or in equity on any and all notes evidencing Pledged Education Loans held by it on behalf of the Trustee and on any and all related documentation, including all moneys and proceeds derived therefrom or relating thereto. Notwithstanding the foregoing, if Great Lakes incurs cost or expense (i) due to an “unreasonable act” of the Guarantor resulting in the Guarantor’s refusal to pay a claim or (ii) due to the Lender failing to make payments to the U.S. Secretary of Education (the “Secretary”) required by law or regulation, Great Lakes may offset such cost or expense against moneys derived from Pledged Education Loans serviced by Great Lakes and held by the Lender on behalf of the Trustee. In addition, Great Lakes may offset against such derived moneys in the event fees due it are not paid in accordance with this Agreement.

(g) Great Lakes shall administer and collect all Pledged Education Loans in a competent, diligent and orderly fashion and in accordance with all requirements of the Act, the Secretary and this Agreement.

If there is an Event of Default under the Indenture and the Trustee forecloses on its security interest on the Pledged Education Loans, then the Trustee shall assume all duties and obligations of the Lender hereunder.

16. Limited Role of the Delaware Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as trustee of the Issuer in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement.

17. Notices. All notices, requests, demands or other instruments that may or are required to be given by any party to any other party shall be in writing and shall be deemed to have been properly given when served personally on an officer of the entity to which such notice is to be given, or upon expiration of a period of 48 hours from and after the postmark thereof when mailed, postage prepaid, by registered or certified mail, requesting return receipt, addressed as follows:

If intended for Great Lakes Educational Loan Services, Inc.:

Chief Servicing Officer

Great Lakes Educational Loan Services, Inc.

2401 International Lane

P. O. Box 7858

Madison, WI 53707

If intended for the Lender:

Goal Capital Funding Trust

c/o Goal Financial, LLC

Attn: Mr. Seamus Garland

9477 Waples Street, Suite 100

San Diego, California 92121

With copies to:

JPMorgan Chase Bank, N.A.

4 New York Plaza, 6th Floor

New York, New York 10004

Attention: Worldwide Securities Services/

Global Debt – Goal Capital Funding Trust,

Student Loan Asset-Backed Notes, Series 2005-2

[Signature pages follow.]

In Witness Whereof, the parties hereto have executed this Agreement as of the date and year first above written.

GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.

By:	/s/ Michael J. Noack
Michael J. Noack
Chief Servicing Officer

S-1

GOAL CAPITAL FUNDING TRUST
by	Wilmington Trust Company, not in its individual capacity but solely as Delaware Trustee

By:	/s/ Janel R. Havrilla
Its:	Senior Financial Services Officer

S-2

GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.

STUDENT LOAN SERVICING AGREEMENT

GOAL CAPITAL FUNDING TRUST, AS BENEFICIAL OWNER OF LOANS THE

LEGAL TITLE TO WHICH WILL BE HELD BY JPMORGAN CHASE BANK, N.A.,

AS ELIGIBLE LENDER TRUSTEE

SCHEDULE A – FEES

The Lender agrees to pay the following fees to Great Lakes upon receipt of a monthly statement for services rendered pursuant to this Agreement:

Monthly Service Fees:

$1.25 per borrower per month during interim (in-school) period

$3.05 per borrower per month during grace period

$3.25 per borrower per month during first 12 months of repayment servicing

$2.88 per borrower per month during the remainder of the repayment period

Servicing Removal Fee:

$14.00 per account, plus actual cost of additional services requested to remove an active account from the servicing system

Late Charge Assessment Fee:

Great Lakes shall receive 25% of the late fee revenue collected from delinquent borrowers

Monthly Extract Fee:

$100.00 per month

Exceptional Servicer Default Fee:

Five tenths of one percent (0.50%) of the amount of default payments posted during the month.

Consolidation loans will be charged the standard repayment servicing fees.

The total monthly amount due will be the actual fees calculated as described above or $75, whichever is greater. All references to borrower for fee calculations equal unique combinations of borrower/federal lender number or assigned lender number/loan program (Stafford, PLUS, Consolidation Loans).

Great Lakes may agree to provide the Lender with services beyond those normally included in the servicing program. Such agreement between Great Lakes and the Lender shall include sufficient additional charges to cover Great Lakes’ costs.

Increases or decreases to this fee schedule may be made from time to time as provided in Section 5 of this Agreement.